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                                                                    EXHIBIT 10.8



                                WARRANT AGREEMENT

                                 August __, 1999


CAPITAL WEST SECURITIES, INC.
c/o Capital West Securities, Inc.
211 N. Robinson, Suite 200
One Leadership Square
Oklahoma City, Oklahoma 73102

Ladies and Gentlemen:

         LORECOM Technologies, Inc. (the "Company"), agrees to issue and sell to you warrants (the "Warrants") to purchase the number of shares of common stock, no par value per share (the "Common Stock"), of the Company set forth herein, subject to the terms and conditions contained herein.

         1. ISSUANCE OF WARRANTS; EXERCISE PRICE. The Warrants, which shall be in the form attached hereto as Exhibit A, shall be issued to you concurrently with the execution hereof in consideration of the payment by you to the Company of the sum of $0.001 cash per share of Common Stock subject to the Warrants, the receipt and sufficiency of which are hereby acknowledged. The Warrant shall provide that you, or such other holder or holders of the Warrants to whom transfer is authorized in accordance with the terms of this Agreement, shall have the right to purchase an aggregate of 160,000 shares of Common Stock for an exercise price equal to [EXERCISE PRICE OF 140% OF PRICE IN OFFERING] per share (the "Exercise Price") or [TOTAL EXERCISE PRICE] in the aggregate. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as hereinafter provided, and the term "Common Stock" shall mean, unless the context otherwise requires, the stock and other securities and property receivable upon exercise of the Warrants. The term "Exercise Price" shall mean, unless the context otherwise requires, the price per share of the Common Stock purchasable under the Warrants as set forth in this Section 1, as adjusted from time to time pursuant to Section 6.

         2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to you and to each subsequent holder of Warrants and agrees that:

         (a) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms; and neither the issuance of the Warrants nor the issuance of the shares of Common Stock issuable upon exercise of the Warrants will result in a breach or violation of any terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound, the Certificate of Incorporation or Bylaws of the Company, or any law, order, rule, regulation or decree of any government, governmental instrumentality or court, domestic or foreign, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company.





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         (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the sale and issuance of the Warrants or the sale and issuance of the shares of Common Stock issuable upon exercise of the Warrants, except such as have been obtained or may be required under the Securities Act of 1933, as amended (the "Act"), and such as may be required under state securities or blue sky laws in connection with the issuance of the Warrants and the shares of Common Stock issuable upon exercise of the Warrants. Upon exercise of the Warrants by the holder thereof, the shares of Common Stock with respect to which the Warrants are exercised will be validly issued, fully paid, and non-assessable, and good and marketable title to such shares of Common Stock shall be delivered to such holder free and clear of all liens, encumbrances, equities, claims or preemptive or similar rights.

         (c) During the term of this Agreement, the Company shall make timely filings of all periodic and other reports and forms and other materials required (but only to the extent required) to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Act or the Securities Exchange Act of 1934, as amended, and with any national securities exchange or quotation system upon which any of the securities of the Company may be listed.

         3. NOTICES OF RECORD DATE; ETC. In the event of (i) any taking by the Company of a record date with respect to the holders of any class of securities of the Company for purposes of determining which of such holders are entitled to dividends or other distributions (other than regular quarterly dividends), or any right to subscribe for, purchase or otherwise acquire shares of stock of any class or any other securities or property, or to receive any other right, (ii) any capital reorganization of the Company, or reclassification or recapitalization of capital stock of the Company or any transfer in one or more related transactions of all or a majority of the assets or revenue or income generating capacity of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (iii) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant at the time outstanding a notice specifying, as the case may be, (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (B) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or any other class of stock or securities of the Company, or another issuer pursuant to Section 6, receivable upon the exercise of the Warrants) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such event. Any such notice shall be deposited in the United States mail, postage prepaid, at least ten (10) days prior to the date therein specified, and the holders(s) of the Warrant(s) may exercise the Warrant(s) and participate in such event as a registered holder of Common Stock, upon exercise of the Warrant(s) so held, within the ten (10) day period from the date of mailing of such notice.

         4. NO IMPAIRMENT. The Company shall not, by amendment of its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or of the Warrants, but will at all times in



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good faith take any and all action as may be necessary in order to protect the rights of the holders of the Warrants against impairment. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of the Warrants, shares of Common Stock issuable from time to time upon exercise of the Warrants,
(b) will not increase the par value of any shares of stock receivable upon exercise of the Warrants above the amount payable in respect thereof upon such exercise, and (c) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of the Warrants, or any of them.

         5. EXERCISE OF WARRANTS. At any time and from time to time on and after the first anniversary of the date hereof and expiring on the fifth anniversary of the effective date of the public offering of the Common Stock at 5:00 p.m., Oklahoma City, Oklahoma time, Warrants may be exercised as to all or any portion of the whole number of shares of Common Stock covered by the Warrants by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares to be purchased in the form attached hereto as Exhibit B and by a check payable to the order of the Company in the amount required for purchase of the shares as to which the Warrant is being exercised, delivered to the Company at its principal office at 4200 Perimeter Center, Suite 100, Oklahoma City, Oklahoma 73112, Attention: President. Warrants may also be exercised from time to time, without any payment required for the purchase of the shares as to which the Warrant is being exercised, as to all or any portion of the number of shares of Common Stock covered by the Warrant(s) by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares in the form attached as Exhibit C, pursuant to which the holder thereof will be entitled to receive upon such surrender of the Warrant(s) (and without any further payment) that number of shares of Common Stock equal to the product of the number of shares of Common Stock obtainable upon exercise of the Warrant(s) (or the portion thereof as to which the exercise relates) multiplied by a fraction: (i) the numerator of which shall be the difference between the then Current Value (as defined in this Section 5 and Section 7(d)) of one full share of Common Stock on the date of exercise and the Exercise Price, and (ii) the denominator of which shall be the Current Value of one full share of Common Stock on the date of exercise. Upon the exercise of a Warrant in whole or in part, the Company will within five (5) days thereafter, at its expense (including the payment by the Company of any applicable issue or transfer taxes), cause to be issued in the name of and delivered to the Warrant holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional share, in lieu thereof such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value of one full shares of Common Stock on the date of exercise. Certificates for shares of Common Stock issuable by reason of the exercise of the Warrant or Warrants shall be dated and shall be effective as of the date of the surrendering of the Warrant for exercise, notwithstanding any delays in the actual execution, issuance or delivery of the certificates for the shares so purchased. In the event a Warrant or Warrants is exercised as to less than the aggregate amount of all shares of Common Stock issuable upon exercise of all Warrants held by such person, the Company shall issue a new Warrant to the holder of the Warrant so exercised covering the aggregate number of shares of Common Stock as to which Warrants remain unexercised.



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         For purposes of this section, Current Value is defined (i) in the case for which a public market exists for the Common Stock at the time of such exercise, according to Section 7(d), and (ii) in the case no public market exists at the time of such exercise, at the Appraised Value. For the purposes of this Agreement, "Appraised Value" is the value determined in accordance with the following procedures. For a period of five (5) days after the date of an event (a "Valuation Event") requiring determination of Current Value at a time when no public market exists for the Common Stock (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the securities or property at issue, as of the date of the Valuation Event, which will be the fair market value of such securities or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. In the event that the parties are unable to agree upon the Appraised Value of such securities or other property by the end of the Negotiation Period, then the Appraised Value of such securities or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the holders of the Warrants and the Company (the "Appraiser"). If the holders of the Warrants and the Company cannot agree on an Appraiser within two (2) business days after the end of the Negotiation Period, the Company, on the one hand, and the holders of the Warrants, on the other hand, will each select an Appraiser within ten (10) business days after the end of the Negotiation Period and those two Appraisers will select ten (10) days after the end of the Negotiation Period an independent Appraiser to determine the fair market value of such securities or property, without premium for control or discount for minority interests. Such independent Appraiser will be directed to determine fair market value of such securities or property as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by an Appraiser of the fair market value will be conclusive and binding on all parties to this Agreement. Appraised Value of each share of Common Stock at a time when (i) the Company is not a reporting company under the Exchange Act and (ii) the Common Stock is not traded in the organized securities markets, will, in all cases, be calculated by determining the Appraised Value of the entire Company taken as a whole and dividing that value by the number of shares of Common Stock then outstanding, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. The costs of the Appraiser will be borne by the Company. In no event will the Appraised Value of the Common Stock be less than the per share consideration received or receivable with respect to the Common Stock or securities or property of the same class in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Company, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction.

         6. PROTECTION AGAINST DILUTION. The Exercise Price for the shares of Common Stock and number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment from time to time as follows:

         (a) STOCK DIVIDENDS, SUBDIVISIONS, RECLASSIFICATIONS, ETC. In case at any time or from time to time after the date of execution of this Agreement, the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or a distribution on shares of Common Stock payable in shares of Common Stock or other class of securities, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then, and in each such case, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision,




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combination or reclassification shall be adjusted in such a manner that the
Exercise Price for the shares issuable upon exercise of the Warrants immediately after such event shall bear the same ratio to the Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to such event shall bear to the total number of shares of Common Stock outstanding immediately after such event.

         (b) ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE. When any adjustment is required to be made in the exercise Price under this Section 6, (i) the number of shares of Common Stock issuable upon exercise of the Warrants shall be changed (upward to the nearest full share) to the number of shares determined by dividing (x) an amount equal to the number of shares issuable pursuant to the exercise of the Warrants immediately prior to the adjustment, multiplied by the Exercise Price in effect immediately prior to the adjustment, by (y) the Exercise Price in effect immediately after such adjustment, and (ii) upon exercise of the Warrant, the holder will be entitled to receive the number of shares or other securities referred to in Section 6(a) that such holder would have received had the Warrant been exercised prior to the events referred to in
Section 6(a).

         (c) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization or consolidation of the Company with, or any merger of the Company with or into, another entity (other than a consolidation or merger in which the Company is the surviving corporation) or in case of any sale or transfer to another entity of the majority of assets of the Company, the entity resulting from such reorganization or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provision (which shall be fair and equitable to the holders of Warrants) and shall assume the obligations of the Company hereunder (by written instrument executed and mailed to each holder of the Warrants then outstanding) pursuant to which, upon exercise of the Warrants, at any time after the consummation of such reorganization, consolidation, merger or conveyance, the holder shall be entitled to receive the stock or other securities or property that such holder would have been entitled to upon consummation if such holder had exercised the Warrants immediately prior thereto, all subject to further adjustment as provided in this Section 6.

         (d) CERTIFICATE AS TO ADJUSTMENTS. In the event of adjustment as herein provided in paragraphs of this Section 6, the Company shall promptly mail to each Warrant holder a certificate setting forth the Exercise Price and number of shares of Common Stock issuable upon exercise after such adjustment and setting forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which the Warrants shall be exercisable after any adjustment of the Exercise Price as provided in this Agreement.

         (e) MINIMUM ADJUSTMENT. Notwithstanding the foregoing, no certificate as to adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change in the Exercise Price then in effect of less than ten cents ($0.10) and any adjustment of less than ten cents ($0.10) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, amounts to ten cents ($0.10) or more; provided however, that upon the exercise




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of a Warrant, the Company shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which such Warrant is exercised.

         7. REGISTRATION RIGHTS.

         (a) The Company agrees that upon written notice given to the Company at any time on or after the first anniversary of the effective date of the public offering of the Common Stock but before the fifth anniversary of the effective date of the public offering, from the holder or holders of not less than fifty-one percent (51%) of the shares issued and issuable upon exercise of the Warrants, of a proposed distribution by such holder or holders of Common Stock issued or issuable upon exercise of Warrants, the Company will, within 45 days after receipt of such notice, promptly prepare, file and diligently prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering the proposed sale or distribution of all or any part of such shares under the Securities Act of 1933, as amended (the "Act"), and the appropriate registration statements or applications under the securities laws of such states as such holders, in their discretion, shall determine, and will use its reasonable best efforts to have such registration and application (including both the registration under the Act and the registration or application made under the various state securities laws) declared effective as soon as practicable after the filing thereof and to remain effective for such period that may be reasonably necessary to complete the distribution of securities so registered or qualified. At least 15 days prior to such filing, the Company shall give written notice of such proposed filing to each registered holder of any Warrants at the holders' addresses appearing on the records of the Company and to each registered holder of Common Stock purchased from the exercise of any Warrants at such holder's address appearing on the Company records, and shall offer to include in such registration statement any proposed distribution of such Common Stock held or to be held by each such registered holder; provided, however, that except as provided in Section 7(e), the Company need not effect the registration of the sale or distribution of Common Stock purchased upon exercise of Warrants more than once. All expenses, disbursements and fees (including fees and expenses of counsel for the Company, special auditing fees specifically attributable to the sale by the selling holder or holders of Common Stock, printing expenses (including all necessary copies of the registration statement and prospectuses contained therein), registration and filing fees and blue sky fees and expenses, and fees and charges of the Company's transfer agent and registrar for services rendered in connection therewith) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun (in which case holders shall bear such expenses), if the registration request is subsequently withdrawn at any time at the request of the holder or holders of not less than 51% of the shares issued and issuable upon exercise of the Warrants, unless such withdrawal is due to the misconduct of the Company or due to an unforeseen material adverse change in the business, properties, prospects or financial condition of the Company occurring prior to the effectiveness of the registration statement, in which case the Company will continue to bear such expenses.

         (b) In connection with any registration under the Act and specified state securities law pursuant to this Agreement, the Company will, without charge, furnish each holder whose shares are registered thereunder with copies of the registration statement and all amendments thereto and will, without charge, supply each such holder with copies of any preliminary and final




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prospectus included therein in such quantities as may be necessary for the purposes of such proposed sale or distribution that the holder or holders may reasonably request.

         (c) In connection with any registration of shares pursuant to this
Section 7, the holders whose shares are being registered shall furnish the Company with such information concerning such holders and the proposed sale or distribution as shall be required for use in the preparation of such registration statement and applications.

         (d) Notwithstanding the foregoing provisions of this Section 7, upon receipt of such written notice from the holder or holders of not less than fifty one percent (51%) of the shares issued and issuable upon exercise of the Warrants requesting that the Company effect registration of the sale or distribution of Common Stock as provided in Section 7(a) or upon election by holders of Warrants or Common Stock to participate in a registration pursuant to
Section 7(e), the Company shall have the option, for a period of ten (10) days thereafter, to purchase all or any such Warrants and all or any such shares of Common Stock acquired pursuant to the exercise of the Warrants and held by holders providing the request for registration under Section 7(a) and/or 7(e) and held by any other holder of Warrants or shares issued and will exercise its option if it so elects as follows:

         (i) as to such Warrants, at a price per Warrant equal to the difference between (A) the average of the means between the closing bid and asked prices of the Common Stock in the over-the-counter market for 20 consecutive business days commencing 30 business days before the date of receipt of such notice, (B) if the Common Stock is quoted on the Nasdaq SmallCap Market, at the average of the means of the daily closing bid and asked prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice, or (C) if the Common Stock is listed on any national securities exchange or quoted on the Nasdaq National Market System, at the average of the daily closing prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice and the Exercise Price of the Warrant at the time of receipt of such notice; and

         (ii) as to shares of Common Stock previously purchased pursuant to the exercise of Warrants, at a price per share equal to (A) the average of the means between the closing bid and asked prices of the Common Stock in the over-the-counter market for 20 consecutive business days commencing 30 business days before the date of such notice, (b) if the Common Stock is quoted on the Nasdaq SmallCap Market, at the average of the means of the daily closing bid and asked prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice or (C) if the Common Stock is listed on any national securities exchange or the Nasdaq National Market System, at the average of the daily closing prices of the Common Stock for 20 consecutive business days commencing 30 business days before the date of such notice (such value of shares so determined in this Section 7(d)(ii), as the case may be, is referred to herein as the "Current Value").

         (e) If any time on or after the first anniversary of the date hereof but before the fifth anniversary of the date hereof the Company proposes to file a registration statement under the Act covering a proposed sale of shares of Common Stock, it shall give to each holder who then owns any Warrants or any shares of Common Stock acquired pursuant to the exercise of the Warrants notice of such proposed registration at least 30 days prior to the filing of the registration statement and shall afford each such holder who then proposed to sell or distribute publicly any of the shares subject to the Warrants upon giving not less than 10 days notice prior to such filing, the opportunity to have such shares included in the securities registered under the registration statement. All expenses, disbursements and fees (including, but without limitation, fees and expenses of counsel, auditing fees, printing expenses, SEC filing fees and expenses, but excluding any underwriting discounts or commissions) incurred in connection with the registration by the Company of the sale of any shares for any such holder under this Section 7(e) shall be borne by the Company.

         8. INDEMNIFICATION; CONTRIBUTION.

         (a) The Company will indemnify and hold harmless each holder and each affiliate thereof of Common Stock registered pursuant to this Agreement with the Commission, or under any Blue Sky Law or regulation against any losses, claims, damages, or liabilities, joint or several, to which such holder may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder and affiliate for any legal or other expenses reasonably incurred by such holder in connection with investigating or defending any such action or claim regardless of the negligence of any such holder or affiliate; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, registration statement or prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any such holder expressly for use therein.

         (b) Each holder of Common Stock registered pursuant to this Agreement will indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein.

         (c) Promptly after receipt by an indemnified party under Sections 8(a) or (b) above of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under either such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may otherwise have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof the indemnifying party shall be entitled to assume the defense thereof by notice in writing to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under either of such subsections for any legal expenses of other counsel or any other expense, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation incurred prior to the assumption by the indemnifying party, unless such expenses have been specifically authorized in writing by the indemnifying party, the indemnifying party has failed to assume the defense and employ counsel, or the named parties to any such action include both the indemnified party and the indemnifying party, as appropriate, and such indemnified party has been advised by counsel that the representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate due to actual or potential differing interests between them, in each of which cases the fees of counsel for the indemnified party will be paid by the indemnifying party.

         (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any losses, claims, damages, or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the holder or holders from this Agreement and from the offering of the shares of Common Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the holders in connection with the statement or omissions that resulted in such losses, claims, damages, or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this subsection
(e). Except as provided in Section 8(c), the amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any provision in this Section

8(d) to the contrary, no holder shall be liable for any amount, in the aggregate, in excess of the net proceeds to such holder from the sale of such holder's shares (obtained upon exercise of Warrants) giving rise to such losses, claims, damages, or liabilities.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any holder of Warrants within the meaning of the Act. The obligations of the holders of Common Stock under this Section 8 shall be in addition to any liability that such holders may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls the Company within the meaning of the Act.

         9. STOCK EXCHANGE LISTING. In the event the Company lists its Common Stock on any national securities exchange, the Company will, at its expense, also list on such exchange, upon exercise of a Warrant, all shares of Common Stock issuable pursuant to such Warrant.

         10. SPECIFIC PERFORMANCE. The Company stipulates that remedies at law, in money damages, available to the holder of a Warrant, or of a holder of Common Stock issued pursuant to exercise of a Warrant, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate. Therefore, the Company agrees that the terms of this Agreement may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. SUCCESSORS AND ASSIGNS; BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of you and the Company and their respective successors and permitted assigns.

         12. NOTICES. Any notice hereunder shall be given by registered or certified mail, if to the Company, at its principal office referred to in
Section 5 and, if to the holders, to their respective addresses shown in the Warrant ledger of the Company, provided that any holder may at any time on three
(3) days' written notice to the Company designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         13. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

         14. ASSIGNMENT; REPLACEMENT OF WARRANTS. If the Warrant or Warrants are assigned, in whole or in part, the Warrants shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of shares not assigned, and the assignee shall be entitled to receive a new Warrant covering the number of shares so assigned. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant and appropriate bond or indemnification protection, the Company shall issue a new Warrant of like tenor. Except as contemplated by
Section 7 of this Agreement, the Warrants will not be transferred, sold, or otherwise hypothecated by you or any other person and the Warrants will be nontransferable, except to (i) one or more persons, each of which on the date of transfer is an officer, or partner of you; (ii) a partnership or partnerships, the partners of which are you and one or more persons, each of whom on the date of transfer is an officer to you; (iii) a successor to you in merger or consolidation; (iv) a purchaser of all or substantially all of your assets; or (v) a person that receives a Warrant upon death of a Holder pursuant to will, trust, or the laws of intestate succession.

         15. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Oklahoma without giving effect to the principles of choice of laws thereof.

         16. DEFINITION. All references to the word "you", and to "Capital West Securities, Inc." in this Agreement shall be deemed to apply with equal effect to any persons or entities to whom Warrants have been transferred in accordance with the terms hereof, and, where appropriate, to any persons or entities holding shares of Common Stock issuable upon exercise of Warrants.

         17. HEADINGS. The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.

                                             Very truly yours,

                                             LORECOM Technologies, Inc.


                                             By:
                                                --------------------------------
                                                Larry Travis, President




Accepted as of August __, 1999.

CAPITAL WEST SECURITIES, INC.


By:
   -------------------------------

                               WARRANT CERTIFICATE

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

No. ______                                                      _______ Warrants


                           LORECOM TECHNOLOGIES, INC.
                          COMMON STOCK PURCHASE WARRANT

         THIS IS TO CERTIFY that Capital West Securities, Inc. or its assigns as permitted in that certain Warrant Agreement (the "Warrant Agreement") dated June __, 1999, by and among the Company (as hereinafter defined) and Capital West Securities, Inc. is entitled to purchase at any time or from time to time on or after [ONE YEAR FROM WARRANT AGREEMENT DATE] until 5:00 p.m., Oklahoma City, Oklahoma time on [FIVE YEARS LESS ONE DAY FROM WARRANT AGREEMENT DATE], an aggregate of _________________________________ (_______) shares of Common Stock, par value $0.01 per share, of LORECOM Technologies, Inc., an Oklahoma corporation (the "Company"), for an exercise price per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Company. The holder of this Warrant and the shares issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided in the Warrant Agreement.

         The issuance of this Warrant and the shares issuable upon the due and timely exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), or any similar state securities law or act, and, as such, no public offering of either this Warrant of any of the shares of Common Stock issuable upon exercise of this Warrant may be made other than under an exemption under the Act or until the effectiveness of a registration statement under such Act covering such offering. Transfer of this Warrant is restricted as provided in Section 14 of the Warrant Agreement.

         Subject to the provisions of the Act, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferrable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Company at 4200 Perimeter Center, Suite 100, Oklahoma City, Oklahoma 73112, Attention: President, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder as the owner hereof for all purposes.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its corporate seal to be hereunto affixed by its proper corporate officers thereunto duly authorized.

                                LORECOM Technologies, Inc.


                                By:
                                   -------------------------------------------
                                       Larry Travis, President